Eaton Vance Management

Two International Place

Boston, MA  02110

(617) 482-8260

www.eatonvance.com

November 5, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

Attn:  Office of Filings, Information & Consumer Services

Re:Eaton Vance Mutual Funds Trust (the “Registrant”) (1933 Act File No. 002-90946) on behalf of Parametric Commodity Strategy Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated October 27, 2020 to the Prospectus dated May 1, 2020. The purpose of the filing is to submit the 497(e) filing dated October 27, 2020 in XBRL for the Fund.

Please contact me at (617) 672-8367 if you have any questions or comments.

Very truly yours,

/s/ Lindsey Langille

Lindsey Langille